Exhibit 32.4


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-Q of Ferrellgas Finance Corp. (the "Company") for the three months ended January 31, 2004, as filed with the SEC on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Exchange Act; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

     The  foregoing  certification  is made  solely  for  purposes  of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

     This certification is being furnished to the SEC and is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, this certification is not deemed to be incorporated by reference into any registration statement of the Company or other filing of the Company made pursuant to the Exchange Act or
Securities Act, unless specifically identified by the Company as being incorporated therein by reference.

Dated:  March 10, 2004

                               /s/ James E. Ferrell
                               -------------------------------------------------
                               James E. Ferrell
                               Chairman, President and Chief Executive Officer

                               /s/ Kevin T. Kelly
                               -------------------------------------------------
                               Kevin T. Kelly
                               Senior Vice President and Chief Financial Officer


*A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Company.


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